UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 30, 2004


                           THE PHOENIX COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  1-16517                                06-0493340
    (State or other jurisdiction                (Commission File Number)             (I.R.S. Employer I.D. Number.)
         of Incorporation)


                    One American Row, Hartford, CT 06102-5056
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (860) 403-5000
              (Registrant's Telephone Number, including area code)

Item 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On July 29, 2004, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended June 30, 2004. This is furnished as Exhibit 99.1 hereto.


Item 7.       Financial Statements and Exhibits

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits

                  The following exhibit is furnished herewith:

                  Exhibit 99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended June 30, 2004.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE PHOENIX COMPANIES, INC.


Date: August 3, 2004           By:     /s/ Scott R. Lindquist
                                       ----------------------------------------
                                       Name:  Scott R. Lindquist
                                       Title: Senior Vice President and
                                              Chief Accounting Officer